UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 16, 2023

MKS Instruments, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	000-23621	04-2277512
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Tech Drive, Suite 201, Andover, Massachusetts	01810
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 978-645-5500

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MKSI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following sets forth the results of voting by shareholders at the 2023 Annual Meeting of Shareholders of MKS Instruments, Inc. (the “Company”) held on May 16, 2023:

a) Election of two Class III Directors to serve for a three-year term and until their successors are elected:

Director Nominee	Votes For	Votes Withheld
Peter J. Cannone III	58,525,631	2,056,622
Joseph B. Donahue	56,987,072	3,595,181

There were broker non-votes of 1,970,749 shares on this proposal.

b) Approval of compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in the Proxy Statement for this meeting:

Votes For	Votes Against	Votes Abstained
58,447,222	1,979,837	155,194

There were broker non-votes of 1,970,749 shares on this proposal.

c) Approval of a shareholder advisory vote on the frequency of advisory votes on executive compensation:

One Year	Two Years	Three Years	Abstain
59,969,582	38,154	541,165	33,352

There were no broker non-votes for this proposal.

In accordance with the results of this shareholder advisory vote, on May 16, 2023, the Company’s Board of Directors voted that shareholders of the Company be provided with an opportunity to cast advisory votes to approve executive compensation every year.

d) Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023:

Votes For	Votes Against	Votes Abstained
61,642,801	882,305	27,896

There were no broker non-votes for this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MKS Instruments, Inc.

	By:	/s/ Kathleen F. Burke
Date: May 18, 2023	Name:	Kathleen F. Burke
	Title:	Executive Vice President, General Counsel & Secretary